Exhibit 1
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                             JOINT FILING AGREEMENT

            This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of Limited Brands, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 3, 2006

                                         Leslie H. Wexner
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                                         Leslie H. Wexner


                                         Abigail S. Wexner
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                                         Abigail S. Wexner


                                    WEXNER PERSONAL HOLDINGS CORPORATION


                                    By:     Leslie H. Wexner
                                       ---------------------------------
                                       Name:  Leslie H. Wexner
                                       Title: President


                                    FOXCOTE ONE


                                    By:      Leslie H. Wexner
                                       ---------------------------------
                                            Leslie H. Wexner, Trustee


                                    FOXCOTE TWO


                                    By:      Abigail S. Wexner
                                       ---------------------------------
                                            Abigail S. Wexner, Trustee


                                    Trust 600
                                    By: Financial Trust Company, Inc, as trustee


                                    By:      Jeffrey E. Epstein
                                       ---------------------------------
                                            Jeffrey E. Epstein, President


                                    R.H.R.E.I. Trust
                                    By: Financial Trust Company, Inc, as trustee


                                    By:      Jeffrey E. Epstein
                                       ---------------------------------
                                            Jeffrey E. Epstein, President


                                    THE FAMILY TRUST


                                    By:      Leslie H. Wexner
                                       ---------------------------------
                                            Leslie H. Wexner, Trustee